UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2020

YAYYO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 N. Camden Drive, Suite 600 Beverly Hills, California	90210
(Address of registrant’s principal executive office)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	YAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of YayYo. Inc., a Delaware corporation (the “Company”), appointed Boyd Bishop as the Company’s President, effective on January 6, 2020.

The Company and Mr. Bishop entered into an Executive Employment Agreement (the “Agreement”) on December 23, 2019. Pursuant to the Agreement, Mr. Bishop shall receive a base annual salary at a rate of $350,000 per annum, subject to applicable taxable withholding and deductions and payable in accordance with the Company’s standard payroll practice. Additionally, Mr. Bishop shall be granted 1,000,000 options to acquire common shares in the capital of the Company at a price to be determined by the Board within 30 days of the execution of the Agreement.

Mr. Bishop, 44, is a seasoned executive with experience in fintech, strategy, and business development in a variety of industries. He has significant experience in working with early stage technology companies, advising board and senior management executives on corporate strategy and development. From 2017 to 2019, Mr. Bishop served as Vice President of Business Development at Fair, a vehicle subscription company, where he played a key role in the Fair’s successful growth with a national footprint serving 30 U.S. markets. From 2012 to 2017, Mr. Bishop served as Head of Strategy and Business Development of Indomitable Entertainment, a film finance, production, and advisory business. Prior to his career in fintech and mobility, Bishop served as an officer in the US Army leading teams in a number of capacities, and as head of protocol operations for the Commanding General of the US Army Pacific. He is a graduate of the US Military Academy at West Point and received an MBA from Harvard Business School.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement
99.1	Press release, dated January 6, 2020, announcing the appointment of Mr. Bishop as President of YayYo, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2020	YAYYO, INC.

	By:	/s/ Jonathan Rosen
	Name:	Jonathan Rosen
	Title:	Chief Executive Officer